Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 36,141	$ 30,104	$ 28,203
Cumulative translation adjustments	(3,276)	(1,381)	437
Pension and postretirement medical liability adjustments, net of tax	(5,589)	9,202	(675)
Total adjustments	(8,865)	7,821	(238)
Comprehensive income	$ 27,276	$ 37,925	$ 27,965